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Scudder-Dreman Small Cap Value Fund

Classes A, B, C , Institutional and I

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

Scudder-Dreman Small Cap Value Fund	Nasdaq Symbol	CUSIP Number
Class A	KDSAX	81123U-303
Class B	KDSBX	81123U-873
Class C	KDSCX	81123U-865

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	10-year
Class A	-6.25%	1.32%	-2.65%	7.47%
Class B	-7.00%	.48%	-3.45%	6.57%(a)
Class C	-6.95%	.56%	-3.36%	6.65%(a)
Russell 2000 Value Index+	-1.81%	10.13%	4.31%	11.79%
Russell 2000 Index++	-10.60%	-2.33%	.13%	8.14%

Sources: Lipper, Inc. and Deutsche Asset Management

Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	Life of Class**
Class I	-5.62%	1.98%	-2.02%	6.14%
Russell 2000 Value Index+	-1.81%	10.13%	4.31%	10.65%
Russell 2000 Index++	-10.60%	-2.33%	.13%	5.96%

Net Asset Value
	Class A	Class B	Class C	Institutional Class	Class I
Net Asset Value: 11/30/02	$ 18.46	$ 17.41	$ 17.54	$ 18.48	$ 19.30
11/30/01 and 8/19/02 (commencement of sales of Institutional Class shares)	$ 19.69	$ 18.72	$ 18.85	$ 19.74	$ 20.45

Class A Lipper Rankings* - Small-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	197	of	241	82
3-Year	176	of	183	96
5-Year	103	of	105	98
10-Year	24	of	25	93

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder-Dreman Small Cap Value Fund - Class A [] Russell 2000 Value Index+ [] Russell 2000 Index++

Yearly periods ended November 30

Comparative Results (Adjusted for Sales Charge)*
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class**
Class A(c)	Growth of $10,000	$8,836	$9,802	$8,240	$19,375
	Average annual total return	-11.64%	-.66%	-3.80%	6.84%
Class B(c)	Growth of $10,000	$9,021	$9,946	$8,307	$18,898(a)
	Average annual total return	-9.79%	-.18%	-3.64%	6.57%(a)
Class C(c)	Growth of $10,000	$9,305	$10,168	$8,430	$19,040(a)
	Average annual total return	-6.95%	.56%	-3.36%	6.65%(a)
Class I	Growth of $10,000	$9,438	$10,605	$9,029	15,249
	Average annual total return	-5.62%	1.98%	-2.02%	6.14%
Russell 2000 Value Index+	Growth of $10,000	$9,819	$13,357	$12,347	$30,484
	Average annual total return	-1.81%	10.13%	4.31%	11.79%
Russell 2000 Index++	Growth of $10,000	$8,940	$9,317	$10,063	$21,871
	Average annual total return	-10.60%	-2.33%	.13%	8.14%

The growth of $10,000 is cumulative.

* Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Class commenced operations on November 1, 1995. Index returns begin October 31, 1995.
a Returns shown for Class B and C shares for the periods prior to their inception on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder-Dreman Small Cap Value Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Small Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Dreman Value Management, L.L.C. is the sub-advisor for the fund.

David N. Dreman

Co-Lead Portfolio Manager

• Began investment career in 1957.

• Joined the fund team in 2002.

• Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

Nelson Woodard

Co-Lead Portfolio Manager

• Began investment career in 1985.

• Joined the fund team in 2002.

• Portfolio manager since 1997.

On January 18, 2002, Scudder Small Cap Value Fund was renamed Scudder-Dreman Small Cap Value Fund to reflect the change in management to David Dreman, a pioneer in the contrarian investment style, and Nelson Woodard, an expert in the areas of quantitative analysis, asset allocation and risk management. In the following interview, the managers discuss the changes that they've made to the fund and how it performed during the 12-month period ended November 30, 2002.

Q: Will you provide an overview of the markets and small-cap stocks in particular?

A: The markets continued to struggle during the fiscal period. After a brief year-end rally in 2001, investors retreated again in early 2002 when Enron collapsed and triggered panic about the possibility of widespread corporate governance issues. Unrest in the Middle East and fears of a potential conflict with Iraq also added to investors' concerns.

While volatility can be unsettling, it provided a great opportunity for us to deploy our contrarian value investment strategy. Value substantially outperformed growth as risk-averse investors continued to look for relatively "lower-risk" investments during the fiscal year. And small-cap value was the best-performing domestic equity sector during the 12-month period ended November 30, 2002. The Russell 2000 Value Index, which is generally representative of the small-cap value market, returned -1.81 percent, while the Russell 2000 Growth Index, which is generally representative of the small-cap growth market, generated a -20.43 percent for the same period.

Q: How did Scudder-Dreman Small Cap Value Fund perform amid the volatility?

A: For the 12 months ended November 30, 2002, the fund's Class A shares (unadjusted for sales charges) posted a -6.25 percent total return, underperforming the -1.81 percent total return of the fund's benchmark, the Russell 2000 Value Index. The fund also underperformed the average -1.80 percent total return of its peers in the Lipper Small-Cap Value Funds category - a group of mutual funds with investment objectives similar to our fund.

We attribute the fund's relative underperformance to the technology rally that occurred in the last two months of the period. Up until that point, the fund was comfortably outperforming its benchmark and peers in its Lipper category. As technology stocks surged, the fund's lack of tech holdings caused it to underperform. Despite this recent setback, we feel strongly that the fund's underweight in technology is appropriate at this time. We also believe that it is extremely unlikely that the recent tech rally will be sustained.

Q: Will you summarize your investment process and explain how it differs from that of the previous managers?

A: We manage with a classic contrarian value approach to investing. By this, we mean that we focus on small companies that we believe are financially solid but that are trading at low prices relative to their earnings (P/E), book value and cash flow. Typically, we believe these types of companies provide the potential for above-market returns over time.

The previous management team looked for opportunity in small value stocks using a quantitative approach. They sought value by investing in every market sector, which resulted in a portfolio of more than 330 stocks.

Our approach differs quite dramatically, as we base our investment decisions on a "bottom-up" stock selection process that focuses on identifying stocks that are selling at deep discounts to our analysis of their true intrinsic values. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company's fundamentals. While we use a macroeconomic outlook to help clarify future earnings growth potential, every stock we purchase is based on its company-specific fundamentals and how it fits within our contrarian value philosophy. Industry and sector weightings are always a residual of individual stock selection.

Q: How have you restructured the portfolio?

A: Since January, we've markedly reduced the number of fund holdings to about 120 versus more than 330 at the start of the period. We plan to keep the fund invested in between 100 and 120 stocks that we believe represent the most attractive small-cap value issues available. Since small-cap stocks tend to be less liquid than larger stocks, we seek to keep this fund more diversified than other, large-cap contrarian portfolios we manage.

The fund also invests in micro-cap stocks - the smallest of the small. Our bottom-up stock selection approach uncovered a large number of micro-cap stocks that fit our investment criteria. For example, we added many micro-cap bank stocks to the portfolio but took only minimal positions in each of them. This "basket" approach is how we prefer to invest in such small stocks. We believe it can help us to benefit from a strong market sector in which we see many attractive stocks, and can help reduce potential liquidity risk. With a fund our size, it's hard to make a meaningful investment in any one stock without moving the market. Also, taking larger positions in micro-cap stocks increases the risk of not being able to sell shares at the time we may want.

In the small-cap market, stock prices move quickly when large numbers of shares are bought or sold. That's why the restructuring of the portfolio took a bit longer than we had anticipated. We were cautious with our approach to buying and selling stocks - so as not to have an effect on the market. With the restructuring now complete, we believe the portfolio is poised for strong growth.

Q: Where have you found good investment opportunities?

A: Some of the areas that we're most enthusiastic about and those that had the most significant impact on performance are energy, banks and health care.

1. The fund has an overweight position in the energy sector. We have focused fund investments in companies with large reserves of North American natural gas. Some of the best performers were Chesapeake Energy, Ultra Petroleum and Denbury Resources. With supply declining, we anticipate that such companies may surge over the winter months and have the potential for strong performance over the next few years, as demand for this clean-burning and efficient fuel is expected to increase.

2. The fund is also overweight in banks versus the Russell 2000 Value benchmark. These stocks have held up extremely well. Most of the smaller banks posted positive returns in a period when the broad market was off substantially. We believe that the banks in which we've invested have strong loan portfolios and few credit problems and are located in some of the economically strongest regions of the country. Additionally, many of these banks have continued to grow earnings in the range of 10 percent annually and have paid attractive dividend yields. We see these conservative bank holdings as a sturdy anchor for the fund.

3. We're enthusiastic about opportunities we've found in the health care sector recently. We feel many hospital and provider stocks have been beaten up due to uncertainty about Medicaid and Medicare reimbursements. We recently added Triad Hospitals, a hospital stock; Oxford Health Plans, an HMO; and Healthsouth, a provider of outpatient rehabilitation and surgical services. We believe the recent weakness in all of these stocks is temporary and we are optimistic about their long-term outlooks.

Q: Will you elaborate on the reasons behind the fund's lack of technology stocks?

A: As mentioned previously, the fund's lack of technology holdings hurt performance in October and November as tech rallied. It is important to understand, however, that we have no inherent bias against technology stocks. In fact, we have held substantial technology positions in the portfolios we manage in the past. But we won't invest in any stock unless it is attractively valued and meets all of our investment criteria. Our opinion is that today many small-cap technology stocks are still overpriced, have essentially no current earnings, and have questionable future performance potential. Technology will always be an important market sector; however, we don't necessarily believe that the tech stocks of today will be tomorrow's leaders. While our underweight in technology hurt the fund's performance recently, we believe it is the correct positioning for the fund over the longer term. We are true to our contrarian value discipline and won't stray from it in search of short-term gains.

Q: Were there other areas that detracted from performance?

A: The fund's utility stocks - primarily Mirant and Reliant Resources - detracted from performance throughout much of the period. While our position in these stocks has decreased, we continue to hold them. Mirant and Reliant Resources were victims of the panic surrounding the Enron crisis. From a fundamental perspective, we still have faith in these companies, which are trading at huge discounts to their tangible book values. We feel that their underlying businesses are strong, but they are dealing with what we believe to be short-term liquidity issues. We fully recognize the short-run volatility in these firms. However, when we look at their underlying assets and their earnings potential, we believe that over time, they have the potential to add significant value.

Q: What's your outlook for the markets and for small-cap value stocks in particular?

A: We believe the market environment will continue to be difficult for traditional investors. Over the past year, we've seen encouraging signs that the economy (and broad markets) may be recovering. However, we believe the road to recovery is going to be a long one with sharp rallies and equally sharp retreats.

Small-cap value stocks have weathered the storm well - posting a positive annual return over the last three years while the broad market has declined substantially. Some analysts believe the opportunity for continued outperformance of small value stocks is dwindling, but we disagree. The valuation characteristics for small value stocks indicate to us that there is still plenty of room for continued growth. With continued volatility, contrarian investors, like us, can find great opportunity. As investors remain risk averse, we believe our low-P/E style should do well.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	11/30/01

Common Stocks	95%	99%
Cash Equivalents	5%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	11/30/01

Financials	34%	31%
Consumer Discretionary	14%	17%
Industrials	12%	16%
Energy	11%	3%
Health Care	8%	5%
Utilities	7%	6%
Consumer Staples	7%	6%
Materials	4%	5%
Information Technology	3%	9%
Other	-	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (16.0% of Portfolio)
1. Multimedia Games, Inc. Designer and developer of interactive bingo games and related electronic player stations	2.3%
2. AmerUS Group, Inc. Provider of individual life insurance and annuity products	1.8%
3. Loew's Corp. - Carolina Group Tracker of the performance of Lorillard, Inc.	1.7%
4. Allied Capital Corp. Provider of mezzanine debt and equity financing	1.6%
5. Astoria FInancial Corp. Holder of Astoria Federal Savings and Loan Association	1.5%
6. HEALTHSOUTH Corp. Provider of medical rehabilitation services	1.5%
7. Reliant Resources, Inc. Provider of electricity and energy services	1.5%
8. Ultra Petroleum Corp. Producer and explorer of natural gas	1.4%
9. Chesapeake Energy Corp. Producer of oil and natural gas	1.4%
10. American Financial Realty Trust Operator of a real estate trust	1.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Shares	Value ($)

Common Stocks 95.4%
Consumer Discretionary 13.6%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.*	126,400	3,031,072
BorgWarner, Inc.	92,800	4,781,056
		7,812,128
Hotel Restaurants & Leisure 4.6%
Alliance Gaming Corp.*	175,400	3,034,420
Argosy Gaming Co.*	140,000	2,739,800
CBRL Group, Inc.	82,500	2,248,950
Jack in the Box, Inc.*	98,000	1,971,760
Multimedia Games, Inc.*	383,700	9,623,196
		19,618,126
Household Durables 1.4%
Ryland Group, Inc.	75,200	2,821,504
Standard Pacific Corp.	121,000	3,085,500
		5,907,004
Multiline Retail 0.8%
Dillard's, Inc.	97,100	1,875,972
ShopKo Stores, Inc.*	118,500	1,688,625
		3,564,597
Specialty Retail 2.9%
Borders Group, Inc.*	302,300	5,532,090
Cato Corp. "A"	113,800	2,253,240
Deb Shops, Inc.	102,200	2,110,430
Dress Barn, Inc.*	167,900	2,323,736
		12,219,496
Textiles, Apparel & Luxury Goods 2.1%
Phillips-Van Heusen Corp.	298,164	3,920,857
Skechers USA, Inc. "A"*	176,500	2,170,950
Tommy Hilfiger Corp.*	343,700	2,804,592
		8,896,399
Consumer Staples 6.3%
Food & Drug Retailing 0.9%
Longs Drug Stores Corp.	128,100	2,594,025
Nash-Finch Co.	127,000	1,072,007
		3,666,032
Food Products 1.9%
Fresh Del Monte Produce, Inc.	119,400	2,734,260
J & J Snack Foods Corp.*	98,900	3,293,370
Lance, Inc.	166,800	1,971,576
		7,999,206
Tobacco 3.5%
Loew's Corp. - Carolina Group	386,500	7,154,115
Universal Corp.	127,100	4,499,340
Vector Group Ltd.	279,690	3,185,669
		14,839,124
Energy 10.4%
Energy Equipment & Services 0.3%
Patterson-UTI Energy, Inc.*	43,600	1,264,836
Oil & Gas 10.1%
Chesapeake Energy Corp.	872,900	6,049,197
Denbury Resources, Inc.*	429,500	4,436,735
Magnum Hunter Resources, Inc.*	198,900	1,143,675
Noble Energy, Inc.	109,000	4,034,090
Penn Virginia Corp.	131,400	4,493,880
PetroQuest Energy, Inc.*	125,800	505,716
Pioneer Natural Resources Co.*	207,200	5,109,552
Pogo Producing Co.	106,500	3,796,725
St. Mary Land & Exploration Co.	141,200	3,570,948
Tesoro Petroleum Corp.*	932,200	4,008,460
Ultra Petroleum Corp.*	692,700	6,165,030
		43,314,008
Financials 32.0%
Banks 16.3%
Astoria Financial Corp.	245,400	6,449,112
BankAtlantic Bancorp., Inc. "A"	141,100	1,322,107
BOK Financial Corp.	89,212	2,929,722
City Bank	35,200	938,432
Coastal Bancorp., Inc.	111,500	3,455,385
Cullen/Frost Bankers, Inc.	85,500	2,830,050
Downey Financial Corp.	78,900	3,117,339
First Federal Capital Corp.	179,300	3,424,630
First Federal Financial Corp.*	141,700	3,861,325
First Indiana Corp.	134,950	2,833,950
Flagstar Bancorp., Inc.	137,250	2,504,812
Fulton Financial Corp.	168,450	2,968,089
Glacier Bancorp., Inc.	184,400	4,259,640
Greater Bay Bancorp.	102,800	1,846,288
Independence Community Bank Corp.	122,000	3,107,340
IndyMac Bancorp., Inc.*	148,800	2,700,720
International Bancshares Corp.	83,868	3,333,753
Irwin Financial Corp.	214,000	3,475,360
PFF Bancorp., Inc.	117,600	4,027,800
Provident Bankshares Corp.	83,800	1,866,226
R & G Financial Corp. "B"	94,500	2,159,325
Sky Financial Group, Inc.	163,900	3,130,490
Webster Financial Corp.	92,600	3,018,760
		69,560,655
Diversified Financials 1.6%
Allied Capital Corp.	313,635	6,947,015
Insurance 4.0%
Alfa Corp.	112,600	1,402,996
AmerUS Group, Inc.	243,900	7,816,995
Ohio Casualty Corp.*	184,500	2,378,205
RLI Corp.	13,400	322,940
Selective Insurance Group, Inc.	202,100	5,206,096
		17,127,232
Real Estate 10.1%
American Financial Realty Trust (REIT)	500,000	5,750,000
Annaly Mortgage Management, Inc. (REIT)	94,400	1,744,512
Anworth Mortgage Asset Corp. (REIT)	301,100	3,851,069
CBL & Associates Properties, Inc. (REIT)	52,100	2,047,530
Correctional Properties Trust (REIT)	72,500	1,545,700
FBR Asset Investment Corp. (REIT)	54,500	1,787,600
Healthcare Realty Trust, Inc. (REIT)	167,100	5,131,641
Highwoods Properties, Inc. (REIT)	151,600	3,092,640
HRPT Properties Trust (REIT)	291,400	2,439,018
Newcastle Investment Holdings Corp. (REIT)	388,759	5,627,287
Prentiss Properties Trust (REIT)	147,400	4,052,026
Redwood Trust, Inc. (REIT)	104,700	2,845,746
Sovran Self Storage, Inc. (REIT)	121,300	3,396,400
		43,311,169
Health Care 8.0%
Biotechnology 0.9%
Nabi Biopharmaceuticals*	207,650	1,513,561
Serologicals Corp.*	221,800	2,528,520
		4,042,081
Health Care Equipment & Supplies 0.9%
Conmed Corp.*	133,700	2,545,648
Polymedica Industries, Inc.*	43,500	1,250,190
		3,795,838
Health Care Providers & Services 6.2%
Coventry Health Care, Inc.*	109,500	3,148,125
Dynacq International, Inc.*	112,200	1,713,294
HEALTHSOUTH Corp.*	1,567,600	6,380,132
Oxford Health Plans*	58,400	2,132,768
Pediatrix Medical Group, Inc.*	63,600	2,583,432
RehabCare Group, Inc.*	249,100	5,099,077
Triad Hospitals, Inc.*	94,935	2,862,290
US Oncology, Inc.*	279,300	2,410,359
		26,329,477
Industrials 11.2%
Aerospace & Defense 4.4%
Curtiss-Wright Corp.	82,800	5,092,200
Kaman Corp. "A"	360,100	3,820,661
Moog, Inc. "A"*	171,400	5,020,306
Precision Castparts Corp.	195,900	4,815,222
		18,748,389
Building Products 0.6%
York International Corp.	95,200	2,387,616
Commercial Services & Supplies 1.7%
Consolidated Graphics, Inc.*	98,000	2,009,000
John H. Harland Co.	69,900	1,472,793
United Stationers, Inc.*	120,400	3,917,816
		7,399,609
Construction & Engineering 0.7%
EMCOR Group, Inc.*	52,400	2,792,920
McDermott International, Inc.*	116,580	384,714
		3,177,634
Electrical Equipment 0.5%
Genlyte Group, Inc.*	64,200	2,118,600
Machinery 1.2%
Harsco Corp.	73,200	2,262,612
Oshkosh Truck Corp.	45,400	2,814,800
		5,077,412
Road & Rail 2.1%
Arkansas Best Corp.*	196,100	5,730,238
Roadway Corp.	78,900	3,154,422
		8,884,660
Information Technology 3.0%
Computers & Peripherals 0.5%
Imation Corp.*	46,200	1,901,592
Electronic Equipment & Instruments 0.5%
Anixter International, Inc.*	61,500	1,504,290
Checkpoint Systems, Inc.*	59,800	651,222
		2,155,512
IT Consulting & Services 0.7%
CACI International, Inc. "A"*	80,700	3,074,670
Office Electronics 0.8%
Zebra Technologies Corp. "A"*	54,700	3,512,834
Software 0.5%
Novell, Inc.*	572,300	2,088,895
Materials 4.2%
Chemicals 1.1%
Albermarle Corp.	155,000	4,828,250
Construction Materials 1.1%
Florida Rock Industries, Inc.	121,270	4,852,013
Containers & Packaging 1.2%
Greif Brothers Corp. "A"	100,800	2,590,560
Myers Industries, Inc.	224,593	2,515,442
		5,106,002
Metals & Mining 0.8%
Quanex Corp.	106,800	3,268,080
Utilities 6.7%
Electric Utilities 1.6%
CMS Energy Corp.	319,800	3,182,010
WPS Resources Corp.	93,100	3,433,528
		6,615,538
Gas Utilities 1.7%
Cascade Natural Gas Corp.	76,800	1,509,120
NUI Corp.	155,900	2,347,854
Peoples Energy Corp.	98,700	3,552,213
		7,409,187
Multi-Utilities & Unregulated Power 3.4%
Mirant Corp.*	2,636,200	5,536,020
Reliant Resources, Inc.*	2,650,300	6,228,205
Williams Companies, Inc.	1,010,000	2,676,500
		14,440,725
Total Common Stocks (Cost $439,892,962)		407,261,641

Cash Equivalents 4.6%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $19,727,307)	19,727,307	19,727,307
Total Investment Portfolio - 100.0% (Cost $459,620,269) (a)		426,988,948

* Non-income producing security.
(a) The cost for federal income tax purposes was $461,312,766. At November 30, 2002, net unrealized depreciation for all securities based on tax cost was $34,323,818. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,877,018 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,200,836.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $459,620,269)	$ 426,988,948
Cash	10,000
Receivable for investments sold	5,297,911
Dividends receivable	689,818
Interest receivable	24,964
Receivable for Fund shares sold	1,744,361
Total assets	434,756,002
Liabilities
Payable for investments purchased	8,173,659
Payable for Fund shares redeemed	1,234,900
Accrued management fee	260,195
Other accrued expenses and payables	383,090
Total liabilities	10,051,844
Net assets, at value	$ 424,704,158
Net Assets
Net assets consist of: Undistributed net investment income	1,239,583
Net unrealized appreciation (depreciation) on investments	(32,631,321)
Accumulated net realized gain (loss)	(55,881,545)
Paid-in capital	511,977,441
Net assets, at value	$ 424,704,158

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($222,337,692 / 12,042,611 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 18.46
Maximum offering price per share (100 / 94.25 of $18.46)	$ 19.59
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($147,232,543 / 8,457,259 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 17.41
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($48,956,079 / 2,791,701 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 17.54
Institutional Class Net Asset Value, offering and redemption price per share ($936 / 50.66 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.48
Class I Net Asset Value, offering and redemption price per share ($6,176,908 / 320,129 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 19.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Dividends (net of foreign taxes withheld of $2,354)	$ 9,355,177
Interest	267,965
Total Income	9,623,142
Expenses: Management fee	3,388,366
Administrative fee	2,237,898
Distribution service fees	2,708,385
Directors' fees and expenses	28,997
Total expenses, before expense reductions	8,363,646
Expense reductions	(720)
Total expenses, after expense reductions	8,362,926
Net investment income (loss)	1,260,216
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,098,571)
Net unrealized appreciation (depreciation) during the period on investments	(43,128,320)
Net gain (loss) on investment transactions	(48,226,891)
Net increase (decrease) in net assets resulting from operations	$ (46,966,675)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 1,260,216	$ (1,441,110)
Net realized gain (loss) on investment transactions	(5,098,571)	19,448,671
Net unrealized appreciation (depreciation) on investment transactions during the period	(43,128,320)	42,340,188
Net increase (decrease) in net assets resulting from operations	(46,966,675)	60,347,749
Fund share transactions: Proceeds from shares sold	403,472,379	498,249,078
Cost of shares redeemed	(305,529,727)	(516,806,210)
Net increase (decrease) in net assets from Fund share transactions	97,942,652	(18,557,132)
Increase (decrease) in net assets	50,975,977	41,790,617
Net assets at beginning of period	373,728,181	331,937,564
Net assets at end of period (including undistributed net investment income of $1,239,583 at November 30, 2002)	$ 424,704,158	$ 373,728,181

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 19.69	$ 16.49	$ 17.75	$ 17.80	$ 21.83
Income (loss) from investment operations: Net investment income (loss)	.12[a]	-[a,b]	(.10)[a]	.04[a]	.06
Net realized and unrealized gain (loss) on investment transactions	(1.35)	3.20	(1.16)	(.09)	(3.39)
Total from investment operations	(1.23)	3.20	(1.26)	(.05)	(3.33)
Less distributions from: Net realized gains on investment transactions	-	-	-	-	(.70)
Total distributions	-	-	-	-	(.70)
Net asset value, end of period	$ 18.46	$ 19.69	$ 16.49	$ 17.75	$ 17.80
Total Return (%)[c]	(6.25)	19.41	(7.10)	(.28)	(15.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	222	177	156	297	490
Ratio of expenses before expense reductions (%)	1.44	1.54	1.67[d]	1.52	1.42
Ratio of expenses after expense reductions (%)	1.44	1.49[e]	1.66[d]	1.52	1.42
Ratio of net investment income (loss) (%)	.65	.00	(.58)	.21	.25
Portfolio turnover rate (%)	89	73	19	47	50
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.62% and 1.61%, respectively.
[e] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class B
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 18.72	$ 15.80	$ 17.15	$ 17.33	$ 21.46
Income (loss) from investment operations: Net investment income (loss)	(.02)[a]	(.13)[a]	(.24)[a]	(.11)[a]	(.12)
Net realized and unrealized gain (loss) on investment transactions	(1.29)	3.05	(1.11)	(.07)	(3.31)
Total from investment operations	(1.31)	2.92	(1.35)	(.18)	(3.43)
Less distributions from: Net realized gains on investment transactions	-	-	-	-	(.70)
Total distributions	-	-	-	-	(.70)
Net asset value, end of period	$ 17.41	$ 18.72	$ 15.80	$ 17.15	$ 17.33
Total Return (%)[b]	(7.00)	18.48	(7.87)	(1.04)	(16.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	160	144	262	390
Ratio of expenses before expense reductions (%)	2.25	2.34	2.49[c]	2.36	2.34
Ratio of expenses after expense reductions (%)	2.25	2.27[d]	2.48[c]	2.36	2.34
Ratio of net investment income (loss) (%)	(.16)	(.78)	(1.40)	(.63)	(.67)
Portfolio turnover rate (%)	89	73	19	47	50
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.43% and 2.42%, respectively.
[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Class C
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 18.85	$ 15.91	$ 17.24	$ 17.39	$ 21.51
Income (loss) from investment operations: Net investment income (loss)	(.01)[a]	(.14)[a]	(.21)[a]	(.09)[a]	(.12)
Net realized and unrealized gain (loss) on investment transactions	(1.30)	3.08	(1.12)	(.06)	(3.30)
Total from investment operations	(1.31)	2.94	(1.33)	(.15)	(3.42)
Less distributions from: Net realized gains on investment transactions	-	-	-	-	(.70)
Total distributions	-	-	-	-	(.70)
Net asset value, end of period	$ 17.54	$ 18.85	$ 15.91	$ 17.24	$ 17.39
Total Return (%)[b]	(6.95)	18.48	(7.71)	(.86)	(16.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	32	29	57	91
Ratio of expenses before expense reductions (%)	2.23	2.36	2.32[c]	2.25	2.28
Ratio of expenses after expense reductions (%)	2.23	2.28[d]	2.31[c]	2.25	2.28
Ratio of net investment income (loss) (%)	(.14)	(.79)	(1.23)	(.52)	(.61)
Portfolio turnover rate (%)	89	73	19	47	50
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.26% and 2.25%, respectively.
[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Institutional Class
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	(1.29)
Total from investment operations	(1.26)
Net asset value, end of period	$ 18.48
Total Return (%)	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.001
Ratio of expenses (%)	1.18*
Ratio of net investment income (loss) (%)	.58*
Portfolio turnover rate (%)	89
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to November 30, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 20.45	$ 17.02	$ 18.19	$ 18.13	$ 22.08
Income (loss) from investment operations: Net investment income (loss)	.24[a]	.10[a]	.03[a]	.15[a]	.28
Net realized and unrealized gain (loss) on investment transactions	(1.39)	3.33	(1.20)	(.09)	(3.53)
Total from investment operations	(1.15)	3.43	(1.17)	.06	(3.25)
Less distributions from: Net realized gains on investment transactions	-	-	-	-	(.70)
Total distributions	-	-	-	-	(.70)
Net asset value, end of period	$ 19.30	$ 20.45	$ 17.02	$ 18.19	$ 18.13
Total Return (%)	(5.62)	20.15	(6.43)	.33	(15.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	5	3	6	9
Ratio of expenses before expense reductions (%)	.84	.90	.92[b]	.92	.86
Ratio of expenses after expense reductions (%)	.84	.88[c]	.91[b]	.92	.86
Ratio of net investment income (loss) (%)	1.25	.62	.18	.81	.81
Portfolio turnover rate (%)	89	73	19	47	50
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .88%, respectively.
[c] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund''), formerly Scudder Small Cap Value Fund, is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. Class C shares do not convert into another class. On August 19, 2002, the Fund commenced offering Institutional Class shares. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $39,658,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007, the expiration date, whichever occurs first.

In addition, from November 1, 2002 through November 30, 2002, the Fund incurred approximately $14,532,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 1,262,086
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (39,658,000)
Net unrealized appreciation (depreciation) on investments	$ (34,323,818)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $471,009,804 and $397,602,600, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to 0.74% of the Fund's average daily net assets. Effective January 18, 2002, Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.500%, 0.425% and 0.100% of the average daily net assets for Class A, B, C, Institutional Class and I shares respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, Institutional Class and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class A	$ 1,111,643	$ 92,757
Class B	912,043	66,417
Class C	228,301	20,533
Institutional Class	3	2
Class I	6,777	456
	$ 2,258,767	$ 180,165

In addition, the Administrative Fee expense on the Statement of Operations includes ($20,869) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 1,301,438	$ 91,710
Class C	342,451	30,773
	$ 1,643,889	$ 122,483

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 540,146	$ 39,255	0.23%
Class B	415,736	29,164	0.24%
Class C	108,614	8,502	0.24%
	$ 1,064,496	$ 76,921

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2002 aggregated $116,916.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2002, the CDSC for Class B and C shares aggregated $436,694 and $10,057, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2002, SDI received $19,563.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002 totaled $258,875 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $720 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2002		Year Ended November 30, 2001
	Shares	Amount	Shares	Amount
Shares sold
Class A	13,520,055	$ 288,929,662	23,553,222	$ 451,903,142
Class B	3,239,716	66,821,384	1,679,254	30,781,397
Class C	1,873,714	38,596,028	516,126	9,496,185
Institutional	51	384	-	-
Class I	410,113	9,124,921	305,286	6,068,354
		$ 403,472,379		$ 498,249,078
Shares redeemed
Class A	(10,451,370)	$ (218,471,837)	(24,056,880)	$ (460,408,996)
Class B	(3,333,537)	(64,474,533)	(2,228,001)	(40,097,068)
Class C	(770,845)	(14,953,889)	(620,154)	(11,250,714)
Institutional	-	-	-	-
Class I	(339,287)	(7,629,468)	(250,526)	(5,049,432)
		$ (305,529,727)		$ (516,806,210)
Net increase (decrease)
Class A	3,068,685	$ 70,457,825	(503,658)	$ (8,505,854)
Class B	(93,821)	2,346,851	(548,747)	(9,315,671)
Class C	1,102,869	23,642,139	(104,028)	(1,754,529)
Institutional	51	384	-	-
Class I	70,826	1,495,453	54,760	1,018,922
		$ 97,942,652		$ (18,557,132)

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of
Scudder-Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman Small Cap Value Fund (formerly, Scudder Small Cap Value Fund), one of a series of Scudder Value Series, Inc. (the "Trust"), as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman Small Cap Value Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 17, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Director, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College	82
Fred B. Renwick (72) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Director, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Director and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Director and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Thomas F. Sassi[5] (60) Vice President, 1998-present	Managing Director of Deutsche Asset Management	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes